THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE AND SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND ALL OTHER APPLICABLE SECURITIES LAWS OR UNLESS AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE IS RECEIVED BY THE COMPANY.

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT BY MORGENTHALER VENTURE PARTNERS V, L.P. IN FAVOR OF WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS AGENT, DATED AS OF AUGUST 15, 2000.


$2,000,000.00
                                   8.0% Note
                             Dated: August 15, 2000

1. General. For value received, the Company hereby promises to pay to the order of Morgenthaler Venture Partners V, L.P., or any successor Holder or Holders hereof, the principal amount of $2,000,000.00, on the
Maturity Date, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, together with interest on the unpaid principal balance at an annual rate of 8.0% compounded monthly from the date hereof until this Note shall have been paid in full or cancelled
in accordance with section 9 hereof.   Interest on this Note shall be
due on the Maturity Date. Unless converted into equity securities of the Company pursuant to section 9 hereof, all payments of principal and interest on this Note shall be paid by wire transfer of immediately available funds to such account or accounts as the Holder hereof shall notify the Company of in writing. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Company may prepay all but not less than all of this Note at any time without penalty or premium.

2. Definitions. As used herein, the following terms have the following respective meanings, unless the context otherwise requires:

     1. "Affiliate" shall mean, with respect to any Holder, any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Holder, and shall include, with respect to any Holder that is a fund, all funds under common control with such Holder.

     2. "Common Stock" shall mean the common stock, par value $0.25 per share, of the Company.

     3. "Company" shall mean Sheldahl, Inc., a Minnesota corporation.

     4. "Conversion Date" with respect to any Holder shall mean the date on which such Holder has delivered a notice of conversion and Note to the Company in accordance with section 9(b)(iii) hereof.

     5. "Conversion Price" as of any date shall mean the following:

         1.		if the Company and Morgenthaler shall have signed a
Definitive Agreement by December 31, 2000, all of the conditions to the obligation of Morgenthaler to close thereunder shall have been satisfied on or prior to December 31, 2000, Morgenthaler shall have failed to close and clause (ii) below is not applicable, the Conversion Price shall be $4.00 per share of Common Stock, equitably adjusted to reflect stock splits and reverse splits, stock dividends, reorganizations and the like occurring on or after August 15, 2000.

       		2.		if the Company and Morgenthaler shall have signed a
Definitive Agreement by December 31, 2000, all of the conditions to the obligation of the Company to close thereunder shall have been satisfied on or prior to December 31, 2000, the Company shall have failed to close and clause
(i) above is not applicable, the Conversion Price shall be the lesser of:

            (1) 50% of the Market Price of the Common Stock on
                December 31, 2000 and

            (2) 50% of the Market Price of the Common Stock on the
                Conversion Date,

but in no event less than $2.00 per share of Common Stock.

       		3.		if the Company and Morgenthaler shall have signed a
Definitive Agreement by December 31, 2000 and both of clauses (i) and (ii)
above are applicable or neither of clauses (i) and (ii) above is applicable, or if the Company and Morgenthaler shall not have signed a Definitive
Agreement by December 31, 2000, the Conversion Price shall be the lesser of:

            (1) 75% of the Market Price of the Common Stock on
                December 31, 2000 and

            (2) 75% of the Market Price of the Common Stock on the
                Conversion Date,

but in no event less than $3.00 per share of Common Stock.

     6.	"Definitive Agreement" shall mean a definitive preferred stock purchase agreement between the Company and purchasers, including
Morgenthaler, of the Company's Series G Convertible Preferred
Stock.

     7.	"Event of Default" shall have the meaning set forth in section
8(a) hereof.

     8.	"Holder" shall mean Morgenthaler Venture Partners V, L.P. or any other Person or Persons who shall at the time be an assignee of this Note or any portion thereof.

     9.	"Market Price" of the Common Stock as of any date shall mean the average of the per share closing sales prices of Common Stock on the Nasdaq National Market System as reported in The Wall Street
Journal for the 10 trading days ending five trading days prior to the date as of which Market Price is to be determined.

     10.	"Maturity Date" shall mean December 31, 2001.

     11.	"Morgenthaler" shall mean Morgenthaler Venture Partners V, L.P.
and any Affiliate of Morgenthaler Venture Partners V, L.P.

     12.	"Note" shall mean this Note and any Note or Notes executed and delivered by the Company in exchange therefor or replacement thereof pursuant to section 7 hereof.

     13.	"Person" shall mean an individual, a company, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

     14.	"Securities Act" shall mean the Securities Act of 1933, as
amended.

     15.	"Triggering Financing" shall mean any financing by the Company in which the Company issues to investors including Morgenthaler
Venture Partners V, L.P., or any affiliate of Morgenthaler
Venture Partners V, L.P. shares of preferred stock of any class or series of the Company having terms acceptable to Morgenthaler
Venture Partners V, L.P.

3.	Representations and Warranties of the Company.  The Company hereby represents and warrants to the Holder as follows:

     1.	Authorization.  The execution, delivery and performance by the
Company of this Note has been duly authorized by all requisite corporate action by the Company, and this Note constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principals of equity.

     2.	Status under the Company's rights agreement and certain
provisions of the Minnesota Business Corporation Act. Assuming that, as of the date of this Note, but without giving effect to its issuance, Morgenthaler is not:

          	1.	the Beneficial Owner (as defined in section
              1(d) of the Rights Agreement dated June 16, 1998, by and between the Company and Norwest Bank Minnesota, N. A., as amended) of any shares of capital stock of the Company or securities convertible into shares of capital stock of the Company or

          	2.	an "interested shareholder" of the Company or
              an "affiliate" or "associate" thereof, as such terms are defined in section 302A.011 of the Minnesota Business Corporation Act ("MBCA"),

the issuance of the Note and the shares upon conversion of the Note will not in and of itself result in Morgenthaler becoming an "Acquiring Person" under the Company's Rights Agreement or an "interested shareholder" under section 302A.673 of the MBCA .

     3.	Conflicts.  The execution and delivery of this Note by the
Company, the consummation of the transactions contemplated hereby and the compliance with the provisions hereof by the Company and the issuance, sale and delivery of this Note by the Company, will not:

          	1.	violate any provision of law, statute, rule or
              regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company, or

          	2.	subject to any obligations of the Company to
              Molex Incorporated under the Agreement Relating to Sheldahl, dated as of November 18, 1998, between the Company and Molex Incorporated, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, the certificate of incorporation or by-laws of the Company, or under any note, indenture, mortgage, lease, purchase or sales order or other material contract, agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected; or

          	3.	result in the creation of any lien, security
              interest, charge or encumbrance upon any of the properties or assets of the Company.

     4.	Securities Laws Compliance.  The Company has not offered this
Note or any security the offering of which would be integrated
(as that term is used in Rule 502 of Regulation D promulgated under the Securities Act) with the offer or sale of this Note for sale to, or solicited any offers to buy any of the foregoing from, or otherwise approached or negotiated in respect thereof, with any Person other than a limited number of institutional or other sophisticated investors deemed to be "accredited investors" as such term is defined in rule 501(a) of Regulation D adopted under the Securities Act.

     5.	No Consent or Approval Required.  Except for the filing of any notice subsequent to the date hereof that may be required under applicable federal or state securities laws (which, if required, shall be filed on a timely basis as may be so required), no permit, consent, approval or authorization of, or declaration to, or filing with, any Person (governmental or private) is required for the valid authorization, execution, delivery and performance by the Company of this Note or for the valid authorization, issuance, sale and delivery of this Note, or the carrying out by the Company of the transactions contemplated hereby.

     6.	Purchase Order Commitment.  It will, within five business days of the date hereof, issue a purchase order to ESI to upgrade the Company's installed ESI model 5100 laser to an ESI model 5200 laser and order two additional ESI model 5200 lasers.

4.	Representations and Warranties of the Holder.  The Holder represents, warrants and covenants to the Company that:

     	1.	Authorization.  The execution, delivery and performance by the
Holder of this Note has been duly authorized by all requisite corporate action by the Holder, and this Note constitutes a valid and binding obligation of the Holder, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principals of equity.

     	2.	Conflicts.  The consummation of the transactions contemplated hereby and compliance with the provisions hereof by the Holder, will not:

             1.	violate any provision of law, statute, rule or
                regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Holder, or

           		2.	conflict with or result in any breach of any of
                the terms or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, the constituent documents of the Holder or under any note, indenture, agreement or instrument to which such Holder is a party or by which it or any of its properties is bound or affected.

     	3.	Purchase for Investment.  It is acquiring this Note and the
securities into which this Note is convertible for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

     	4.	No Registration.  It understands that neither this Note nor any of the securities into which this Note is convertible has been, or will be, registered under the Securities Act, by reason of its or their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act; and that this Note and the securities into which this Note is convertible must be held by it indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

     	5.	Restrictions on Resale.  It understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if and when applicable, Rule 144 may only afford the basis for sales in limited amounts.

     	6.	Accredited Investor.

           		1.	It is an "accredited investor" as defined in
                Rule 501(a) of Regulation D promulgated under the Securities Act and, by reason of its business and financial experience and the business and financial experience of those persons retained by it to advise it with respect to its investment in this Note and the securities into which this Note is convertible, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment, and

           		2.	it is familiar with the business of the Company
                and has had the opportunity to ask questions of the officers and directors of the Company and to obtain such information about the financial condition of the Company as it has requested.

     	5.	Covenants of the Company.  As promptly as practicable, and in any event not later than two business days after senior management of the Company becomes aware of any breach by the Company of any provision of this Note, including, without limitation, this section 5, the Company shall provide the Holder with written notice specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.

     	6.	Indemnification.  If any one or more of the representations, warranties, covenants and/or agreements set forth in this Note shall have been breached by the Company, then the Company agrees to indemnify, defend and hold the Holder harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses (including, without limitation, interest, penalties, fines, punitive damages and reasonable attorneys' fees and disbursement) incurred by the Holder, arising out of or resulting from any breach of any such representation, warranty, covenant and/or agreement.

     	7.	Exchange or Replacement of this Note.

         		1.	The Holder of this Note may in person or by duly authorized
              attorney surrender this Note for exchange at the office of the
              Company, and at the expense of the Company receive in exchange therefor a new Note of like tenor in the same aggregate principal amount as the aggregate unpaid principal amount of this Note so surrendered and bearing interest at the same annual rate as this
              Note so surrendered, each such new Note to be dated as of the date to which interest has been paid on this Note so surrendered and to be in such principal amount and payable to such permitted assignee or transferee, as such Holder may designate in writing;
              provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any new Note in a name other than that of the Holder of this Note surrendered in exchange
              therefor.  Five days prior written notice of the Holder's
              intention to make such exchange shall be given to the Company.

         		2.	Upon receipt by the Company of evidence satisfactory
              to it of the loss, theft, destruction or mutilation of this
              Note and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon
              surrender and cancellation of this Note, if mutilated, the
              Company will make and deliver a new Note of like tenor in
              lieu of this Note.  Any Note made and delivered in accordance with the provisions of this section 7(b) shall be dated as of the date to which interest has been paid on this Note.

	8.	Remedies.

     		1.	Events of Default Defined.  The entire principal amount of and all accrued interest on this Note shall forthwith become and be due and payable (subject, however, to the enforcement provisions contained in section 8(b) hereof) if any one or more of the
following events (herein called "Events of Default") shall have occurred and be continuing (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

	              1.	if default shall be made in the due and
                 punctual payment of the principal of or interest on this Note, when and as the same shall become due and payable, whether at the maturity, by acceleration, or otherwise;

           			2.	if any event shall have occurred that by itself
                 or with the passage of time or giving of notice constitutes a default or event of default under any agreement under
                 which the Company or any subsidiary of the Company has
                 incurred indebtedness for money borrowed, which default or event of default shall not have been waived by the lender
                 party.

           			3.	if the Company or any subsidiary shall:

             				(1) admit in writing its inability to pay its debts
generally as they become due,

             				(2) file a petition in bankruptcy or a petition to take
advantage of any insolvency act,

	             			(3) make an assignment for the benefit of its creditors,

             				(4) consent to the appointment of a receiver of itself
or of the whole or any substantial part of its property,

             				(5) on a petition in bankruptcy filed against it, be
adjudicated a bankrupt, or

             				(6) file a petition or answer seeking reorganization or
arrangement under the federal bankruptcy laws or any
other applicable law or statute of the United States
of America or any state thereof;

     			     4.	if a court of competent jurisdiction shall
                enter an order, judgment or decree appointing, without the consent of the Company or any subsidiary, a receiver of the Company or any subsidiary or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Company or any subsidiary under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 30 days from the date of entry thereof; or

          			5.	if, under the provisions of any other law for
                the relief or aid of debtors, any court of competent
                jurisdiction shall assume custody or control of the Company or any subsidiary or of the whole or any substantial part
                of its property and such custody or control shall not be
                terminated or stayed within 30 days from the date of
                assumption of such custody or control.

     		2.	Suits for Enforcement.

          			1.	In case any one or more of the Events of
                Default specified in section 8(a) hereof shall have occurred, the Holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether in aid of the exercise of any power granted in this Note or other instrument or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the registered Holder of this Note. In addition to any amounts otherwise payable under this Note, the Holder shall be entitled to recover all reasonable costs and expenses related to enforcement of this Note, including without limitation, legal and accounting fees and court costs.

          			2.	The Company hereby waives and releases all
                benefits that might accrue to the Company by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment; and the Company agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by the Holder.

          			3.	Except as expressly set forth herein, the
                Company hereby waives demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices not specifically required hereby in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability hereunder shall be unconditional.

          			4.	The Holder shall not be deemed, by any act of
                omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and
                signed by the Holder, and then only to the extent
                specifically set forth in writing.  A waiver of one event
                shall not be construed as continuing or as a bar to or
                waiver of any right or remedy to a subsequent event.

     		3.	Remedies Cumulative.  No right or remedy herein conferred upon the Holder of this Note is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and shall be in addition to every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     		4.	Remedies Not Waived.  No course of dealing between the Company and the Holder hereof or any delay on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of such Holder.

9.	Automatic Conversion of this Note.

     	1.	Automatic Roll-in to a Triggering Financing.

          		(1)	If the Company closes a Triggering Financing on
                or prior to December 31, 2000, then, as of the closing date of such Triggering Financing:

            			(1)	the Holder of this Note shall automatically and
                   without any action by the Holder:

               				(1)	be deemed to have become an investor party to
                       the security purchase agreement and other
                       agreements entered into by the Company in
                       connection with such Triggering Financing and
                       to have all of the rights and obligations of an
                       investor party to such agreements on a basis
                       consistent with the amount of the securities
                       purchased or deemed to have been purchased
                       thereunder by such Holder, and

               				(2)	be deemed to have invested an amount equal to
                       the unpaid principal amount of this Note and
                       all accrued but unpaid interest thereon through
                       the date of such closing of the Triggering
                       Financing in the securities issued by the
                       Company in connection with such Triggering
                       Financing at the same purchase price and on the
                       same other terms and conditions available to
                       other purchasers of such securities (rounded
                       down to the nearest whole share).

           			(2)	this Note shall be deemed to have been cancelled and
                  all of the Company's obligations hereunder shall be
                  deemed to have been terminated.

         		2.	The Holder shall, at the time of the closing of
              the Triggering Financing, if so requested by the Company, execute and deliver to the Company an acknowledgment and affirmation of the terms of the agreements referred to under section 9(a)(i)(1)(a) hereof.

     	2.	Conversion into Common Stock at the option of the Holder.

         		1.	If the Company does not close a Triggering
              Financing on or prior to December 31, 2000, then the Holder of this Note shall have the right, exercisable at any time after December 31, 2000 and prior to the close of business (New York time) on the Maturity Date, to convert this Note, in whole and not in part, into shares of Common Stock on the terms and in the manner provided in this section 9(b).

         		2.	The number of shares of Common Stock issuable
              upon conversion of this Note shall be equal to the ratio of:

           			(1)	the sum of:

              				(1)	the principal amount of this Note on the
                      Conversion Date and

              				(2)	the amount of interest accrued on the Note
                      through the Conversion Date, to

           			(2)	the Conversion Price in effect on the Conversion
                  Date.

         		3.	To convert this Note, the Holder must complete,
              sign and deliver to the Company:

          			(1)	a notice of conversion substantially in the form
                 attached hereto as exhibit 9(b) and

          			(2)	this Note duly endorsed for transfer.

        		4.	The Note shall be deemed to have been converted
             and cancelled and all of the Company's obligations hereunder shall be deemed to have been terminated, and the converting Holder shall be deemed to have become a stockholder of record, as of the Conversion Date.

        		5.	Not later than 10 Business Days after the
             Conversion Date, the Company will deliver to the Holder a certificate representing the shares of Common Stock issuable on conversion of the Note.

	        	6.	No fractional shares will be issued upon
             conversion but a cash adjustment will be made for any fractional shares based on the Market Price of the Common Stock on the Conversion Date.

     	3.	Any Holder who acquires shares of Common Stock on conversion of this Note shall be deemed to have the same rights it would have had had it been a stockholder party to the registration rights agreement between the Company and the holders of the Company's
Series F Convertible Preferred Stock, as such agreement is in effect as of the date hereof, without regard to any amendments thereto to which such Holder has not consented.

     	4.	Indispensable Inducement.  Each of the Company and the Holder
acknowledges that its agreements under sections 9(a) and (b) hereof are an indispensable inducement to the other party hereto to enter into the transactions contemplated by this Note and that it would be irreparably injured if such other party were not to comply with the requirements of such sections.

     	5.	Taxes.  The issuance of certificates for shares in exchange for this Note under the arrangements contemplated by sections 9(a) and 9(b) hereof shall be made without charge to the Holder of this Note for any issuance tax in respect thereto.

10.	Further Assurances.  The Holder and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Note.

11.	Survival of Representations, Warranties and Agreements, etc.  All
representations and warranties hereunder shall survive the closing date hereof for a period of one year and thereafter shall terminate. All statements contained in any certificate or other instrument delivered by the Company or by an officer on behalf of the Company through the date hereof pursuant to this Note, any agreement delivered in connection herewith, or in connection with the transactions contemplated by this Note shall constitute representations and warranties by the Company hereunder. All agreements contained herein shall survive indefinitely until, by their respective terms, they are no longer operative, and in any event, so long as this Note is outstanding. Notwithstanding any provision herein to the contrary, all agreements, representations and warranties contained herein shall expire upon closing of the preferred stock issuance referred to in section 9(a) hereof.

12.	Amendments and Waivers.  Amendments of this Note may be made only by a written agreement executed by the Company and the Holder, and compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance) only by a written agreement executed and delivered to the Company on behalf of the Holder of this Note. Any such amendment or waiver shall be binding upon the Holder, upon each future
Holder of this Note and upon the Company, whether or not this Note shall have been marked to indicate such amendment or waiver, but any substitute Note issued thereafter shall bear a notation referring to any such amendment or continuing waiver.

13.	Notices.  Unless otherwise provided, all notices, consents or other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given:

     	1.	when delivered personally,

     	2.	three business days after being mailed by first class mail,
postage prepaid, or

     	3.	one business day after being sent by reputable overnight delivery service, postage or delivery charges prepaid,

if to the Company at:

		Sheldahl, Inc.
		1150 Sheldahl Road
		Northfield, MN 55057-9444
  Facsimile number:	507-663-8326
	 Attn:	President

if to the Holder, at the last address or facsimile number of such Holder as recorded in the Company's books.

Notices may also be given by facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence.

14.	Successors and Assigns.  Subject to compliance with applicable law, this Note is assignable and transferable by the Holder only to the Holder's Affiliates. This Note shall be binding upon the parties and their respective successors and assigns.

15.	Severability.  Should any part of this Note (other than section 9 hereof) but not the whole of this Note for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Note had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties that they would have executed the remaining portion of this Note without including any such part which may, for any reason, be hereafter declared invalid.

16.	Captions.  The descriptive headings of the various sections or parts of this Note are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

17.	Governing Law.  The laws of the State of Minnesota shall govern this
Note. The Company irrevocably consents to the jurisdiction of the state courts of Minnesota or the United States District Court of Hennepin County, Minnesota. The Company and the Holder (or any other
Holder) hereby waive any and all rights any may have to a jury trial in connection with any litigation commenced by or against the Holder (or any other Holder) with respect to rights and obligations of the parties hereto.

	IN WITNESS WHEREOF, each of the undersigned has caused this Note to be executed and delivered on its behalf as of the date first above written.


SHELDAHL, INC.

By:    /s/ Edward L. Lundstrom
       Name:  Edward L. Lundstrom
       Title:  President/CEO


MORGENTHALER VENTURE PARTNERS V, L.P.

By:   /s/ John D. Lutsi
      Name:  John D. Lutsi

                        Exhibit 9(b)
                    Notice of Conversion
                     ELECTION TO CONVERT

To  Sheldahl, Inc., a Minnesota corporation:

Reference is made to a note (the "Note") dated August 15, 2000 made by Sheldahl, Inc. to Morgenthaler Venture Partners V, L.P., the original of which has been delivered to the Company with this notice of conversion. Capitalized terms defined in the Note and used herein have the same meaning herein as therein.

The undersigned Holder of the Note hereby irrevocably exercises the option to convert the Note into common stock, par value $0.25 per share, of the Company in accordance with the terms of section 9(b) of the Note, and directs that the shares of Common Stock issuable and deliverable upon conversion, together with any check in payment for fractional share, be issued in the name of and delivered to the undersigned.

Date:

						[Name of converting Holder]


						By:
							Authorized signatory